UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 28, 2015

AVALONBAY COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Commission file number 1-12672

Maryland	77-0404318
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

Ballston Tower
671 N. Glebe Rd, Suite 800
Arlington, Virginia 22203
(Address of principal executive offices)(Zip code)

(703) 329-6300
(Registrant’s telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On January 28, 2015, AvalonBay Communities, Inc. issued a press release announcing its financial results for the fourth quarter 2014. That release referred to certain attachments with supplemental information that were available on the Company's website. The full text of the press release, including the supplemental information and attachments referred to within the release, are furnished as Exhibit 99.1 and Exhibit 99.2 hereto.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

99.1	Press Release of AvalonBay Communities, Inc. dated January 28, 2015, including Attachments.

99.2	Supplemental discussion of fourth quarter 2014 operating results (the “Full Release”) dated January 28, 2015, including Attachments.

[Remainder of page left blank intentionally]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

Dated: January 28, 2015	By:	/s/ Kevin P. O’Shea
Kevin P. O’Shea
Chief Financial Officer

Exhibit Index

99.1	Press Release of AvalonBay Communities, Inc. dated January 28, 2015, including Attachments.

99.2	Supplemental discussion of fourth quarter 2014 operating results (the “Full Release”) dated January 28, 2015, including Attachments.